UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
January 21, 2013 (December 28, 2012)

ALR TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation)

000-30414
(Commission File No.)

7400 Beaufont Springs Drive
Suite 300
Richmond, Virginia  23225
(Address of principal executive offices) (Zip Code)

(804) 554-3500
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 28, 2012, the Board of Directors approved a proposal from Mr. Sidney Chan, the Chairman of the Board, Chief Executive Officer and Chief Financial Officer, whereby he will increase the borrowing limit under his existing line of credit with the Company from $2,500,000 to $4,000,000. Pursuant to the proposal, as approved by the Board, the Company will grant Mr. Chan the option to purchase 50,000,000 shares of common stock at a price of $0.03 per share, expiring on December 28, 2017 upon execution of the amendment to his credit agreement.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

On December 28, 2012, the Board of Directors approved a proposal from Mr. Sidney Chan, the Chairman of the Board, Chief Executive Officer and Chief Financial Officer, whereby he will increase the borrowing limit under his existing line of credit with the Company from $2,500,000 to $4,000,000. Pursuant to the proposal, as approved by the Board, the Company will grant Mr. Chan the option to purchase 50,000,000 shares of common stock at a price of $0.03 per share, expiring on December 28, 2017 upon execution of the amendment to his credit agreement.

ITEM 5.01        CHANGES IN CONTROL OF THE REGISTRANT.

On December 28, 2012, we issued an option to William Smith to acquire 2,500,000 shares of our common stock at an exercise price of $0.03 per share to expire on December 28, 2017. Effective December 28, 2012, Mr. Smith was appointed to the Board of Directors of the Company. Effective February 1, 2013, Mr. Smith will be appointed as Chief Commercial Officer of the Company. Prior to joining the Company as a Director and Chief Commercial Officer, Mr. Smith was a consultant to the Company.  In the news release dated December 31, 2012, the Company stated that Mr. Smith would be joining the Company as Chief Commercial Officer January 1, 2013. Subsequent to the release, his appointment was deferred to February 1, 2013, and Mr. Smith will continue to act as a consultant and member of the Board of Directors in the interim.

On January 2, 2013, we issued an option to Jerome Hickey, Director of Sales and Marketing, to acquire 1,000,000 shares of our common stock at an exercise price of $0.03 per share to expire on December January 2, 2018.

On December 28, 2012, we issued an option to Lawrence Weinstein, Director, President and Chief Operating Officer, to acquire 1,000,000 shares of our common stock at an exercise price of $0.03 per share to expire on December 28, 2017.

On December 28, 2012, we issued an option to Sidney Chan, Chairman of the Board of Directors, Chief Executive Officer, and Chief Financial Officer to acquire 64,250,000 shares of our common stock as follows:

•	50,000,000 shares of common stock at an exercise price of $0.03 per share to expire on December 28, 2017.

•	14,250,000 shares of common stock at an exercise price of $0.05 per share to expire on December 28, 2017

The following table sets forth the beneficial shareholdings of persons or entities holding five percent or more of our common stock, each director individually, each named executive officer and all directors and officers as a group prior to the appointment of William Smith as a Director and Chief Commercial Officer and Jerome Hickey as Director of Sales and Marketing and prior to the grant of options to Messrs. Smith, Hickey, Weinstein, and Chan.  Each person has sole voting and investment power with respect to the shares of common stock shown, and all ownership is of record and beneficial.

	Direct Amount of			Percent
Name of Beneficial Owner	Beneficial Owner		Position	of Class
Sidney Chan	118,498,482	[1]	Chairman, Chief Executive Officer, Chief Financial Officer and a member of the Board of Directors	50.65%

Lawrence Weinstein	2,000,000	[2]	President, Chief Operating Officer and a member of the Board of Directors	0.85%

Dr. Alfonso Salas	307,738	[3]	Member of the Board of Directors	0.13%

Kenneth Robulak	1,190,000	[4]	Member of the Board of Directors	0.51%

All Officers and Directors as a group (4 people)	121,996,220			52.14%

[1]
14,845,000 shares are held in the name of Sidney Chan, 500,000 shares are held in the name of KRS Retraction Limited, and, 103,153,482 shares are owned by Christine Kan, Mr. Chan’s wife. Mr, Chan and his wife hold the option to acquire 55,725,000 shares of restricted common stock as follows:
     •   20,000,000 exercisable at a price of $0.05 expiring on March 7, 2015
     •   35,750,000 exercisable at a price of $0.07 expiring on March 6, 2016

[2]	Mr. Weinstein was granted an option to acquire 1,000,000 shares of restricted common stock at an exercise price of $0.07 per share, for five years which expire on May 4, 2016.

[3]	Dr. Salas was granted an option to acquire 250,000 shares of restricted common stock at an exercise price of $0.07 per share, for five years which expire on August 21, 2017.

[4]
Mr. Robulak was granted an option to acquire 250,000 shares of restricted common stock at an exercise price of $0.07 per share, for five years which expire on August 21, 2017.   Mr. Robulak also holds an option to acquire 100,000 restricted shares of common stock at $0.07 per share.

Immediately after the appointment of William Smith as a Director and Jerome Hickey as Director of Sales and Marketing and after the grant of options to Messrs. Smith, Hickey, Weinstein, and Chan the following table sets forth the beneficial shareholdings of persons or entities holding five percent or more of our common stock, each director individually, each named executive officer and all directors and officers as a group.  Each person has sole voting and investment power with respect to the shares of common stock shown, and all ownership is of record and beneficial.  Options exercisable within 6 months of today's date are included as shares beneficially owned by respective officer/director.  The options granted to Messrs. Smith and Hickey have subsequently been exercised.

	Direct Amount of			Percent
Name of Beneficial Owner	Beneficial Owner		Position	of Class
Sidney Chan	238,489,482	[1]	Chairman, Chief Executive Officer, Chief Financial Officer and a member of the Board of Directors	62.3%

Lawrence Weinstein	4,000,000	[2]	President, Chief Operating Officer and a member of the Board of Directors	1.0%

Dr. Alfonso Salas	557,738	[3]	Member of the Board of Directors	0.0%

Kenneth Robulak	1,540,000	[4]	Member of the Board of Directors	0.0%

William Smith	2,500,000	[5]	Director and Chief Commercial Officer and a member of the Board of Directors	0.0%

All Officers and Directors as a group (6 people)	247,087,220			63.3%

[1]
114,845,000 shares are held in the name of Sidney Chan which includes the options to acquire 50,000,000 shares of common stock at an exercise price of $0.03 per share expiring on December 28, 2017, 14,250,000 shares of common stock at an exercise price of $0.05 per share expiring on December 28, 2017 and 35,750,000 shares of common stock at an exercise price of $0.05 per share expiring on March 6, 2016.  500,000 shares are held in the name of KRS Retraction Limited. 123,153,482 shares of common stock owned by Christine Kan, Mr. Chan’s wife which includes the option to acquire 20,000,000 shares of common stock at an exercise price of $0.05 per share expiring March 7, 2015.

[2]
Includes 2,000,000 restricted shares of common stock and an option to acquire 1,000,000 shares of restricted common stock an exercise price of $0.03 expiring on December 28, 2017 and 1,000,000 shares of restricted common stock at an exercise price of $0.07 per share expiring on May 4, 2016. On December 28, 2017, the exercise price was re-priced from $0.07 to $0.05 per share.

[3]
Dr. Salas was granted an option to acquire 250,000 shares of restricted common stock at an exercise price of $0.07 per share, for five years which expire on August 21, 2017. On December 28, 2017, the exercise price was re-priced from $0.07 to $0.05 per share.

[4]
Mr. Robulak own 1,190,000 shares of common stock. Mr. Robulak was granted an option to acquire 250,000 shares of restricted common stock at an exercise price of $0.07 per share, for five years which expire on August 21, 2017 and an option to acquire 100,000 restricted shares of common stock at $0.07 per share which expire May 23, 2016. On December 28, 2012, the exercise price to for the option to acquire 350,000 shares of restricted common stock was amended from $0.07 per share to $0.05 per share.

[5]
Mr. Smith was granted an option to acquire 2,500,000 shares of restricted common stock at an exercise price of $0.03 per share expiring on December 28, 2017. These options have subsequently been exercised.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Effective January 1, 2013, we appointed two healthcare professionals to our management team.

Mr. William S. Smith, 53, was appointed to the Board of Directors and appointed as Chief Commercial Officer of the Company. Mr. Smith is a healthcare and government relations professional with 25 years’ experience with both private companies and departments of federal and state Government. From September 2010 to December 2012, Mr. Smith was the Managing Director of the Healthcare Division at NSI (National Strategies Institute), a Washington DC Company providing consulting advice on government relations strategies, corporate affairs strategies, aligning business and government affairs goals, and management strategies to maximize government relations support for U.S. commercial businesses. From November 2009 to August 2010, Mr. Smith was a consultant and an advisor to the Charlie Baker Campaign for Governor for the state of Massachusetts. From January 2003 to October 2009, Mr. Smith was the Vice President, US Public Affairs and Policy, at Pfizer, Inc. in New York City where he developed US policy based commercial strategies with the Pfizer business unit leaders.  Mr. Smith holds a Bachelor of Arts in history from Georgetown University, a Master of Arts in political philosophy from Catholic University of America and is currently completing his Ph.D in Political Philosophy from Catholic University of America.

Under his appointment as Chief Commercial Officer, effective February 1, 2013 Mr. Smith will be under a one year contract with the Company, whereby he will earn $10,000 USD per month. The contract can be terminated with 30 days’ notice. Mr. Smith was also granted the option to purchase 2,500,000 shares of common stock at a price of $0.03 per share for a term of five years, which vested immediately at the time of grant and has since been exercised.

Mr. Jerome Hickey, 42, was appointed as Director of Sales and Marketing of the Company. Mr. Hickey is a sales and marketing professional with twenty years of sales and management experience in the biopharmaceutical industry. For the past eight years Mr. Hickey has been working with commercial and government payers such as health plans, PBM’s, and employers. From June 2011 to December 2012, Mr. Hickey was National Account Manager for Medicis Pharmaceutical Corporation in Missouri. From January 2007 to May 2011, Mr. Hickey was Regional Manager for New York for Pfizer Inc. and was inducted into the Pfizer sales Hall of Fame in 2009. Mr. Hickey has a Bachelor’s Degree of Science in both Management and Marketing from Missouri State University.

Mr. Hickey reports to Mr. Smith. Mr. Hickey is considered a key employee of the Company for reporting purposes. Under his appointment as Director of Sales and Marketing, Mr. Hickey entered into a one year contract with the Company whereby he will earn $10,000 USD per month. The contract can be terminated with 30 days’ notice. Upon appointment as Director of Sales and Marketing, Mr. Hickey was granted the option to purchase 1,000,000 shares of common stock at a price of $0.03 per share for a term of five years, which vested immediately at the time of grant and has since been exercised.

Involvement in Certain Legal Proceedings

During the past ten years, Mr. William S. Smith and Mr. Jerome Hickey have not been the subject of the following events:

1.
A petition under the Federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

2.	Convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.
The subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities;

i)
Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator,  floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

ii)	Engaging in any type of business practice; or

iii)	Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

4.
The subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph 3.i in the preceding paragraph or to be associated with persons engaged in any such activity;

5.
Was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;

6.
Was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

7.
Was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

i)	Any Federal or State securities or commodities law or regulation; or

ii)
Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or

iii)	Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

8.
Was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

ITEM 8.01	OTHER EVENTS.

Outstanding options previously granted to six individuals identified below to purchase an aggregate of 37,750,000 shares of common stock at a price of $0.07 per share were re-priced to $0.05 per share as follows:

Andrew Klips	Consultant	200,000 shares
Glen Reyes	Consultant	200,000 shares
Lawrence Weinstein	Director, President and Chief Operating Officer	1,000,000 shares
Dr. Alfonso Salas	Director	250,000 shares
Ken Robulak	Director	350,000 shares
Sidney Chan	Chairman of the Board, Chief Executive Officer and Chief Financial Officer	35,750,000 shares

Each of the foregoing six individuals executed amendments to their option agreements effective December 28, 2012 reflecting the re-pricing.

ITEM 9.01        FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit	Document
10.1	Employment agreement with Jerome Hickey.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 21st day of January, 2013.

ALR TECHNOLOGIES INC.

BY:	SIDNEY CHAN
Sidney Chan
Principal Executive Officer, Principal Accounting Officer, Principal Financial Officer, Secretary, Treasurer and Director